UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 12, 2018

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2018, Invitae Corporation (“Invitae”), and its subsidiaries PatientCrossroads, Inc., Good Start Genetics, Inc., Ommdom Inc., Combimatrix Corporation and Combimatrix Molecular Diagnostics, Inc. (collectively with Invitae, the “Borrower”), borrowed an additional term loan in an aggregate amount of $20 million, pursuant to that certain Loan and Security Agreement dated as of March 15, 2017 between Invitae, PatientCrossroads, Inc. and Oxford Finance LLC (the “Lender”) (the “2017 Loan Agreement”), as amended by that certain First Amendment to Loan and Security Agreement dated as of February 26, 2018 between the Borrower and the Lender (the “2018 Amendment”). In connection with the foregoing, Invitae granted the Lender warrants to purchase 55,563 shares and 29,919 shares of Invitae’s common stock, each at an exercise price of $7.02 per share (the “Warrants”). The Warrants have a term of ten years from the date of issuance and include a cashless exercise provision.

The foregoing description is qualified in its entirety by reference to the full text of the 2017 Loan Agreement and the 2018 Amendment, copies of which are incorporated by reference as Exhibits 10.1 and 10.2 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 is incorporated by reference into this Item 3.02.

The description of the Warrants set forth in Item 2.03 and incorporated by reference into this Item 3.02 is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Form of Warrant to Purchase Common Stock between the Lender and Invitae filed as Exhibit 10.14 to Invitae’s Annual Report on Form 10-K for the year ended December 31, 2016 and incorporated by reference herein.

The above-referenced issuance is exempt from registration under the Securities Act of 1933 (the “Securities Act”) in reliance upon Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of March 15, 2017 between Oxford Capital, LLC, Invitae Corporation and PatientCrossroads, Inc. (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to Invitae Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 filed on June 26, 2017).

10.2	First Amendment to Loan and Security Agreement entered into as February 26, 2018 between Oxford Finance LLC and Invitae Corporation together with its subsidiaries PatientCrossroads, Inc., Good Start Genetics, Inc., Ommdom Inc., Combimatrix Corporation and Combimatrix Molecular Diagnostics, Inc. (incorporated by reference to Exhibit 10.2 to Invitae Corporation’s Current Report on Form 8-K filed on February 28, 2018).

10.3	Form of Warrant to Purchase Common Stock between Oxford Capital, LLC and Invitae Corporation (incorporated by reference to Exhibit 10.14 to Invitae Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2018	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer